UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10521

Name of Fund:  Corporate High Yield Fund V, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Corporate High Yield Fund V, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 08/31/05

Item 1 - Report to Stockholders

                              Corporate High Yield
                              Fund V, Inc.

Annual Report
August 31, 2005

Corporate High Yield Fund V, Inc.

The Benefits and Risks of Leveraging

Corporate High Yield Fund V, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the yield by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Proxy Results

During the six-month period ended August 31, 2005, Corporate High Yield Fund V, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2005. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------
                                                                            Shares Voted    Shares Withheld
                                                                                For          From Voting
-----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Robert C. Doll, Jr.          18,332,158        252,538
                                                James H. Bodurtha            18,333,643        251,053
                                                Joe Grills                   18,309,208        275,488
                                                Herbert I. London            18,329,525        255,171
                                                Roberta Cooper Ramo          18,335,510        249,186
                                                Robert S. Salomon, Jr.       18,327,451        257,245
                                                Stephen B. Swensrud          18,307,374        277,322
-----------------------------------------------------------------------------------------------------------


2       CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

A Letter From the President

Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:

Total Returns as of August 31, 2005                                    6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +2.33%          +12.56%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            +5.75%          +23.10%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +1.98%          +23.58%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.85%          + 4.15%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.85%          + 5.31%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +1.35%          + 8.98%
-----------------------------------------------------------------------------------------------

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005                3

A Discussion With Your Fund's Portfolio Manager

      The Fund's outperformance of the benchmark Credit Suisse First Boston
(CSFB) High Yield Index for the fiscal year resulted mainly from the positive effects of leveraging in a relatively strong high yield market.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2005, the Common Stock of Corporate High Yield Fund V, Inc. had net annualized yields of 10.69% and 10.80%, based on a year-end per share net asset value of $15.19 and a per share market price of $15.04, respectively, and $1.624 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +11.03%, based on a change in per share net asset value from $16.15 to $15.19, and assuming reinvestment of all distributions.

The high yield bond market, as measured by the CSFB High Yield Index, returned +8.98%, while the Fund's comparable Lipper category of High Current Yield Funds (Leveraged) had an average return of +11.92% for the 12 months ended August 31, 2005. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

For the six-month period ended August 31, 2005, the total investment return on the Fund's Common Stock was +1.11%, based on a change in per share net asset value from $15.81 to $15.19, and assuming reinvestment of all distributions. For the same period, the CSFB High Yield Index returned +1.35% and the Lipper High Current Yield Funds (Leveraged) category posted an average return of +.91%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Following two years of strong performance in the high yield market, investors began to reassess the prospects for continued improvement in corporate earnings and credit quality and to reevaluate their risk appetite. Despite a solid start to the fiscal year ended August 31, 2005, the high yield market deteriorated as investors pondered the implications of the downgrade of General Motors Corporation's and Ford Motor Company's debt to below investment grade in May. The high yield market rebounded somewhat in the months that followed amid continued reports of healthy corporate earnings in a vibrant economy, although the market never fully regained its momentum. The yield spreads of high yield bonds versus the 10-year U.S. Treasury note, as measured by the CSFB High Yield Index, narrowed from 456 basis points (4.56%) at August 31, 2004, to 307 basis points six months later, then widened to 379 basis points at August 31, 2005.

What factors most influenced the Fund's performance?

The Fund's outperformance relative to the CSFB High Yield Index is primarily attributable to our use of leverage, which had a positive effect in a relatively strong high yield market. While our use of leverage enhanced the Fund's comparative performance amid the rising market early in the fiscal year, it detracted somewhat from relative results as the market weakened in the latter six months of the period. Given our expectation for continued modest economic and corporate earnings growth through 2005, we positioned the Fund with an overweight compared to the benchmark in higher-risk securities. This benefited relative returns in the first half of the 12-month period, but hurt the comparative performance during the last six months as investors grew more cautious.

In terms of specific securities, our holding in Reliant Energy, Inc. convertible bonds enhanced Fund performance during the year. The prices of these issues moved up sharply as the company completed its transition from a vertically integrated utility (that is, it engaged in the generation, transmission and distribution of electricity) to an electric and gas distribution company. Reliant Energy's stock price, to which the performance of its convertible securities is tied, rallied as the company's valuation rose and its earnings prospects improved. The major detractor from the Fund's relative return was our residual position in Delta Air Lines, Inc. unsecured bonds, which fell dramatically as high fuel prices eliminated prospects for the company's turnaround.


4       CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

What changes were made to the portfolio during the year?

We made a number of sector changes during the year, with a focus on increasing the portfolio's exposure to sectors with strong earnings momentum, as well as those with more defensive industry characteristics. We boosted the Fund's exposure to the U.S. cable sector by purchasing high yield bonds and convertible securities in the growing communications satellite industry, which is benefiting from favorable technology trends. New positions included Intelsat Bermuda Ltd., New Skies Satellites NV, PanAmSat Corp. and Sirius Satellite Radio, Inc. We also increased our existing holding in a distressed security of Loral Cyberstar, Inc. (A distressed security is a debt obligation of a company that is experiencing financial difficulty and, as a result, the market value of its securities and/or assets falls substantially in value.) In addition, we increased the portfolio's weighting in the relatively defensive health care sector, and reduced our exposure to manufacturing and chemicals. Finally, over the past several months, we began shifting the portfolio's focus toward securities in the less risky end of the credit spectrum.

The Fund's leverage position averaged 25.8% during the past six months. That is, the Fund borrowed the equivalent of 25.8% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. As of August 31, 2005, the Fund was 27.3% leveraged after borrowing $187.5 million at a cost of 3.55%. For the year ended August 31, 2005, the average amount borrowed was approximately $184.6 million, and the weighted average borrowing rate was 2.83%. While leveraging will hinder the Fund's total return in a weak market, the converse also is true. We intend to maintain our leverage position in the mid-20% range, although that level may vary somewhat as we adjust the portfolio's holdings. (For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We believe the high yield market will benefit from continued growth in the economy and corporate earnings for the remainder of 2005, despite investors' perception of increased risk in the marketplace. However, persistent high energy prices and higher short-term interest rates will likely slow the economy in 2006. Furthermore, past cycles in the high yield market suggest that the default rate rises approximately three years after a surge in high-risk new issues. A wave of low-quality issuers tapped the high yield market beginning in 2003. We anticipate that the confluence of slowing economic growth and the maturing high yield credit cycle will result in increasing volatility and rising default rates as the year progresses.

Our position in convertible securities (corporate bonds that can be converted to shares of company stock at a specific price) comprised 8.5% of the Fund's investments at period-end. We continue to see more value and diversification in that asset class relative to high yield bonds. Our holdings in floating rate securities, including bank loans, totaled 11.6% of non-cash investments at August 31, 2005. We believe rising short-term interest rates will benefit these securities.

Both the Fund and the CSFB High Yield Index had an average credit rating of B at August 31, 2005.

Elizabeth M. Phillips
Vice President and Portfolio Manager

September 20, 2005


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005                5

Portfolio Information

                                                                                                                         Percent of
As of August 31, 2005                                                                                                  Total Assets
===================================================================================================================================
Ten Largest Holdings
-----------------------------------------------------------------------------------------------------------------------------------
The AES Corp.*                               AES is a worldwide power producer with operations in the United States,
                                             Europe, Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, although the company has a direct
                                             distribution business to end users.                                               1.6%
-----------------------------------------------------------------------------------------------------------------------------------
Building Materials Corp. of America*         Building Materials is a manufacturer of residential roofing products,
                                             with Timberline as its major brand.                                               1.6
-----------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.*               Adelphia is a cable television operator, with systems in suburban areas of large- and medium-sized cities in the United States. Our holdings are primarily in loans to Adelphia's Century Communications subsidiary that
                                             have continued to pay interest through the bankruptcy proceedings.                1.4
-----------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp.                          These convertible bonds are an obligation of Liberty Media, but upon conversion are exchangeable into shares of media giant Time Warner common
                                             stock.                                                                            1.4
-----------------------------------------------------------------------------------------------------------------------------------
Sierra Pacific Resources*                    Sierra Pacific Resources is the holding company for two utilities, Nevada
                                             Power Company and Sierra Pacific Power Company. Both utilities primarily
                                             serve the State of Nevada.                                                        1.4
-----------------------------------------------------------------------------------------------------------------------------------
Alpharma, Inc.*                              Alpharma manufactures generic and proprietary human pharmaceutical and animal health products. Products include liquid and topical pharmaceuticals, specialty antibiotics, animal health feed additives for
                                             poultry and livestock, as well as vaccines for farmed fish.                       1.4
-----------------------------------------------------------------------------------------------------------------------------------
Qwest*                                       Qwest provides a broad range of telecommunications services, including broadband Internet-based data, voice and image communication, local exchange services, and data and long-distance services to residential and business customers. The company also provides Web hosting, high-speed
                                             Internet access and private networks.                                             1.3
-----------------------------------------------------------------------------------------------------------------------------------
Intelsat Bermuda Ltd.*                       Intelsat owns and operates a global communications satellite system that offers satellite service for voice, data, video and Internet
                                             communications to over 200 countries and territories.                             1.2
-----------------------------------------------------------------------------------------------------------------------------------
Time Warner Telecom*                         Time Warner Telecom offers local telephone service and a wide range of telephony products to medium- and large-sized businesses in selected
                                             metropolitan areas. The company operates a fiber optic network.                   1.2
-----------------------------------------------------------------------------------------------------------------------------------
Charter Communications*                      Controlled by Microsoft co-founder Paul Allen, Charter is a provider of
                                             cable television services throughout the United States.                           1.2
-----------------------------------------------------------------------------------------------------------------------------------

*     Includes combined holdings and/or affiliates.


Portfolio Profile

                                                                      Percent of
Five Largest Industries                                        Total Investments
--------------------------------------------------------------------------------
Utility ................................................................   8.3%
Cable -- U.S. ..........................................................   7.9
Health Care ............................................................   6.7
Information Technology .................................................   6.4
Chemicals ..............................................................   6.0
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more ofthe industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
BBB/Baa ................................................................     1%
BB/Ba ..................................................................    19
B/B ....................................................................    56
CCC/Caa ................................................................    16
CC/Ca ..................................................................     1
NR(Not Rated) ..........................................................     5
Other* .................................................................     2
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks, warrants, other interests and short-term investments.

                                                                      Percent of
Five Largest Foreign Countries*                                Total Investments
--------------------------------------------------------------------------------
Canada .................................................................   5.9%
Bermuda ................................................................   1.4
Netherlands ............................................................   1.2
Brazil .................................................................   0.8
United Kingdom .........................................................   0.7
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity                                             6.3 years
--------------------------------------------------------------------------------


6       CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

Schedule of Investments                                        (in U.S. dollars)

                 Face
               Amount      Corporate Bonds                                                    Value
=====================================================================================================
Aerospace & Defense--4.9%
          $ 3,699,000      Alliant Techsystems, Inc., 3% due 8/15/2024 (a)(g)           $   4,235,355
            3,475,000      DRS Technologies, Inc., 6.875% due 11/01/2013                    3,518,437
            1,500,000      Esterline Technologies Corp., 7.75% due 6/15/2013                1,590,000
            1,225,000      K&F Acquisition, Inc., 7.75% due 11/15/2014                      1,252,562
                           L-3 Communications Corp. (g):
            2,125,000            6.375% due 10/15/2015                                      2,156,875
            2,120,000            3% due 8/01/2035 (a)                                       2,191,550
            2,725,000      Standard Aero Holdings, Inc., 8.25%
                              due 9/01/2014                                                 2,725,000
            2,100,000      Transdigm, Inc., 8.375% due 7/15/2011                            2,226,000
            4,525,000      Vought Aircraft Industries, Inc., 8%
                              due 7/15/2011                                                 4,457,125
                                                                                        -------------
                                                                                           24,352,904
=====================================================================================================
Airlines--1.9%
            6,000,000      American Airlines, Inc. Class C, 7.80%
                              due 4/01/2008                                                 5,798,859
                           Continental Airlines, Inc.:
              215,915            Series 1997-4-B, 6.90% due 1/02/2017                         186,164
              387,154            Series 1998-1-C, 6.541% due 9/15/2009                        364,629
            1,250,000            Series 1998-3, 7.25% due 5/01/2007                         1,241,757
            1,470,385            Series 2001-1 Class C, 7.033% due 12/15/2012               1,307,863
                           Delta Air Lines, Inc.:
            1,500,000            7.90% due 12/15/2009                                         262,500
            3,090,000            2.875% due 2/18/2024 (a)(g)                                  505,988
                                                                                        -------------
                                                                                            9,667,760
=====================================================================================================
Automotive--0.9%
            2,350,000      Autocam Corp., 10.875% due 6/15/2014                             1,645,000
              900,000      General Motors Acceptance Corp., 7.25%
                              due 3/02/2011                                                   868,733
                           Metaldyne Corp.:
              675,000            11% due 6/15/2012                                            519,750
            1,809,000            10% due 11/01/2013 (g)                                     1,664,280
                                                                                        -------------
                                                                                            4,697,763
=====================================================================================================
Broadcasting--6.5%
            3,325,000      Emmis Communications Corp., 9.314%
                              due 6/15/2012 (c)                                             3,366,562
            3,050,000      Granite Broadcasting Corp., 9.75%
                              due 12/01/2010                                                2,878,437
            1,500,000      Nexstar Finance, Inc., 7% due 1/15/2014                          1,380,000
            2,100,000      Nextmedia Operating, Inc., 10.75% due 7/01/2011                  2,273,250
                           Paxson Communications Corp.:
            3,250,000            10.75% due 7/15/2008                                       3,245,938
              900,000            12.121%* due 1/15/2009                                       870,750
            2,650,000      Radio One, Inc., 6.375% due 2/15/2013 (g)                        2,620,188
            4,100,000      Salem Communications Corp., 7.75%
                              due 12/15/2010                                                4,289,625
                           Sinclair Broadcast Group, Inc.:
              600,000            8% due 3/15/2012                                             618,750
            4,210,000            Class A, 4.875% due 7/15/2018 (a)                          3,836,363
            3,750,000      Sirius Satellite Radio, Inc., 9.625%
                              due 8/01/2013 (g)                                             3,684,375
            3,550,000      Young Broadcasting, Inc., 8.75% due 1/15/2014                    3,212,750
                                                                                        -------------
                                                                                           32,276,988
=====================================================================================================
Cable--U.S.--9.1%
            1,250,000      Adelphia Communications Corp., 6%
                              due 2/15/2006 (a)(b)                                             59,375
            3,550,000      CSC Holdings, Inc. Series B, 7.625%
                              due 4/01/2011                                                 3,558,875
            2,950,000      Century Communications Series B, 9.05%
                              due 1/15/2008 (b)                                             1,895,375
                           Charter Communications Holdings LLC:
            4,775,000            8.625% due 4/01/2009                                       3,951,312
            3,225,000            9.625% due 11/15/2009                                      2,664,656
            1,255,000      Charter Communications, Inc., 5.875%
                              due 11/16/2009 (a)(g)                                         1,014,981
                           Intelsat Bermuda Ltd. (g):
            3,925,000            8.695% due 1/15/2012 (c)                                   3,993,687
            4,325,000            8.625% due 1/15/2015                                       4,487,187
            6,200,000      Loral Cyberstar, Inc.,10% due 7/15/2006 (b)                      5,549,000
            5,875,000      Mediacom Broadband LLC, 11% due 7/15/2013                        6,411,094
              675,000      Mediacom LLC, 9.50% due 1/15/2013                                  686,813
                           New Skies Satellites NV:
            1,225,000            8.539% due 11/01/2011 (c)                                  1,270,938
            1,475,000            9.125% due 11/01/2012                                      1,530,313
            1,200,000      PanAmSat Corp., 9% due 8/15/2014                                 1,263,000
            2,725,000      Quebecor Media, Inc., 10.534%* due 7/15/2011                     2,765,875
            2,950,000      Rainbow National Services LLC, 10.375%
                              due 9/01/2014 (g)                                             3,363,000
              981,000      Skynet Senior Secured Notes, 14% due 12/01/2014                  1,147,770
                                                                                        -------------
                                                                                           45,613,251
=====================================================================================================
Chemicals--7.2%
            2,311,000      BCP Caylux Holdings Luxembourg SCA, 9.625%
                              due 6/15/2014                                                 2,620,096
            2,592,000      Huntsman International, LLC, 10.125%
                              due 7/01/2009                                                 2,669,760
            3,350,000      ISP Holdings, Inc. Series B,10.625%
                              due 12/15/2009                                                3,551,000
            3,050,000      Innophos, Inc., 8.875% due 8/15/2014 (g)                         3,137,687
                           Millennium America, Inc.:
            3,550,000            7% due 11/15/2006                                          3,634,313
            1,500,000            9.25% due 6/15/2008                                        1,616,250
                           Nalco Co.:
              750,000            7.75% due 11/15/2011                                         785,625
            1,725,000            8.875% due 11/15/2013                                      1,856,531
            1,952,000      Nalco Finance Holdings, Inc., 9.11%*
                              due 2/01/2014                                                 1,464,000
            4,850,000      Omnova Solutions, Inc., 11.25% due 6/01/2010                     5,165,250
            1,150,000      PCI Chemicals Canada, Inc., 10% due 12/31/2008                   1,224,750
            4,475,000      PolyOne Corp., 10.625% due 5/15/2010                             4,805,031
            3,009,000      Terra Capital, Inc., 11.50% due 6/01/2010                        3,445,305
                                                                                        -------------
                                                                                           35,975,598
=====================================================================================================
Consumer--Durables--0.7%
            2,150,000      Sealy Mattress Co., 8.25% due 6/15/2014                          2,295,125
            1,242,000      Tempur-Pedic, Inc., 10.25% due 8/15/2010                         1,381,725
                                                                                        -------------
                                                                                            3,676,850
=====================================================================================================
Consumer--Non-Durables--2.9%
                           Chattem, Inc.:
            2,725,000            6.87% due 3/01/2010 (c)                                    2,745,437
              900,000            7% due 3/01/2014                                             922,500
            1,800,000      Church & Dwight Co., Inc., 6% due 12/15/2012                     1,791,000
            5,450,000      Hines Nurseries, Inc., 10.25% due 10/01/2011                     5,599,875
            3,425,000      Samsonite Corp., 8.875% due 6/01/2011                            3,664,750
                                                                                        -------------
                                                                                           14,723,562
=====================================================================================================
Diversified Media--8.1%
            3,925,000      CBD Media, Inc., 8.625% due 6/01/2011                            4,062,375
            3,500,000      CanWest Media, Inc., 8% due 9/15/2012                            3,675,000
            2,171,000      Dex Media West LLC, 9.875% due 8/15/2013                         2,455,944


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005                7

Schedule of Investments (continued)                            (in U.S. dollars)

                 Face
               Amount      Corporate Bonds                                                    Value
=====================================================================================================
Diversified Media (concluded)
                           Houghton Mifflin Co.:
          $ 4,075,000            8.25% due 2/01/2011                                    $   4,253,281
            2,700,000            10.377%* due 10/15/2013 (g)                                2,102,625
            8,850,000      Liberty Media Corp., 0.75% due 3/30/2023 (a)                     9,768,188
                           Primedia, Inc.:
            1,521,000            7.625% due 4/01/2008                                       1,538,111
            2,250,000            8.875% due 5/15/2011                                       2,356,875
                           Universal City Florida Holding Co. I:
            2,125,000            8.375% due 5/01/2010                                       2,236,563
            2,650,000            8.443% due 5/01/2010 (c)                                   2,775,875
            5,175,000      Yell Finance BV, 11.201%* due 8/01/2011                          5,200,875
                                                                                        -------------
                                                                                           40,425,712
=====================================================================================================
Energy--Exploration & Production--1.4%
            2,425,000      Belden & Blake Corp., 8.75% due 7/15/2012                        2,570,500
            4,000,000      Plains Exploration & Production Co. Series B,
                              8.75% due 7/01/2012                                           4,360,000
                                                                                        -------------
                                                                                            6,930,500
=====================================================================================================
Energy--Other--1.8%
            2,900,000      Dresser, Inc., 9.375% due 4/15/2011                              3,059,500
            2,775,000      Star Gas Partners LP, 10.25% due 2/15/2013                       2,469,750
                           Suburban Propane Partners, LP:
              600,000            6.875% due 12/15/2013                                        582,000
            3,025,000            6.875% due 12/15/2013 (g)                                  2,934,250
                                                                                        -------------
                                                                                            9,045,500
=====================================================================================================
Financial--1.0%
            4,400,000      Refco Finance Holdings LLC, 9% due 8/01/2012                     4,796,000
=====================================================================================================
Food & Tobacco--4.1%
            1,225,000      AmeriQual Group LLC, 9% due 4/01/2012 (g)                        1,267,875
                           Commonwealth Brands, Inc. (g):
            3,125,000            9.75% due 4/15/2008                                        3,296,875
            2,350,000            10.625% due 9/01/2008                                      2,479,250
            4,250,000      Cott Beverages USA, Inc., 8% due 12/15/2011                      4,483,750
                           Del Monte Corp.:
            1,850,000            8.625% due 12/15/2012                                      2,007,250
              750,000            6.75% due 2/15/2015 (g)                                      759,375
            1,500,000      Merisant Co., 10.75% due 7/15/2013 (g)                           1,020,000
              600,000      Michael Foods, Inc., 8% due 11/15/2013                             616,500
            3,600,000      New World Pasta Co., 9.25% due 2/15/2009 (b)                       252,000
            3,350,000      Smithfield Foods, Inc. Series B, 8%
                              due 10/15/2009                                                3,567,750
            2,075,000      Tabletop Holdings Inc., 12.25%*
                              due 5/15/2014 (g)                                               290,500
              575,000      The Wornick Co., 10.875% due 7/15/2011                             583,625
                                                                                        -------------
                                                                                           20,624,750
=====================================================================================================
Gaming--6.4%
            5,000,000      Boyd Gaming Corp., 8.75% due 4/15/2012                           5,425,000
            1,400,000      CCM Merger, Inc., 8% due 8/01/2013 (g)                           1,428,000
            2,075,000      Caesars Entertainment, Inc., 7.875%
                              due 3/15/2010                                                 2,274,719
            2,950,000      Inn of the Mountain Gods Resort & Casino, 12%
                              due 11/15/2010                                                3,385,125
            2,425,000      MGM Mirage, 9.75% due 6/01/2007                                  2,588,687
            5,600,000      Majestic Star Casino LLC, 9.50% due 10/15/2010                   5,642,000
            2,325,000      Pinnacle Entertainment, Inc., 8.25%
                              due 3/15/2012                                                 2,348,250
            4,150,000      Poster Financial Group, Inc., 8.75%
                              due 12/01/2011                                                4,264,125
            4,175,000      Resorts International Hotel and Casino, Inc.,
                              11.50% due 3/15/2009                                          4,707,313
                                                                                        -------------
                                                                                           32,063,219
=====================================================================================================
Health Care--9.0%
                           Alpharma, Inc.:
            4,525,000            3% due 6/01/2006 (a)                                       5,854,219
            3,300,000            8.625% due 5/01/2011                                       3,432,000
            4,200,000      DaVita, Inc., 7.25% due 3/15/2015 (g)                            4,268,250
            3,550,000      Elan Finance Plc, 7.79% due 11/15/2011 (c)(g)                    3,141,750
            5,850,000      Fresenius Medical Care Capital Trust II, 7.875%
                              due 2/01/2008                                                 6,040,125
            3,500,000      HCA, Inc., 5.50% due 12/01/2009                                  3,484,810
            4,825,000      HealthSouth Corp., 8.375% due 10/01/2011                         4,800,875
                           Mylan Laboratories, Inc. (g):
            1,800,000            5.75% due 8/15/2010                                        1,791,000
              900,000            6.375% due 8/15/2015                                         901,125
            2,300,000      Select Medical Corp., 7.625% due 2/01/2015                       2,236,750
            4,175,000      U.S. Oncology, Inc., 9% due 8/15/2012                            4,550,750
            1,500,000      Vanguard Health Holding Co. II LLC, 9%
                              due 10/01/2014                                                1,631,250
            3,025,000      Ventas Realty LP, 6.75% due 6/01/2010 (g)                        3,100,625
                                                                                        -------------
                                                                                           45,233,529
=====================================================================================================
Housing--3.5%
                           Building Materials Corp. of America:
            7,500,000            8% due 10/15/2007                                          7,462,500
            3,325,000            8% due 12/01/2008                                          3,316,687
            1,225,000      Forest City Enterprises, Inc., 7.625%
                              due 6/01/2015                                                 1,307,687
                           Goodman Global Holding Co., Inc. (g):
              750,000            6.41% due 6/15/2012 (c)                                      746,250
            2,050,000            7.875% due 12/15/2012                                      1,937,250
            1,775,000      Standard-Pacific Corp., 6.50% due 8/15/2010                      1,761,688
            1,100,000      Texas Industries, Inc., 7.25% due 7/15/2013 (g)                  1,146,750
                                                                                        -------------
                                                                                           17,678,812
=====================================================================================================
Information Technology--8.6%
            3,400,000      Advanced Micro Devices, Inc., 7.75%
                              due 11/01/2012                                                3,455,250
                           Amkor Technology, Inc.:
            1,225,000            9.25% due 2/15/2008                                        1,151,500
            3,100,000            7.125% due 3/15/2011                                       2,666,000
            5,205,000      Cypress Semiconductor Corp., 1.25%
                              due 6/15/2008 (a)                                             6,206,963
            3,075,000      Freescale Semiconductor, Inc., 6.349%
                              due 7/15/2009 (c)                                             3,174,937
                           MagnaChip Semiconductor SA:
            2,600,000            6.66% due 12/15/2011 (c)                                   2,613,000
              450,000            6.875% due 12/15/2011                                        439,875
            2,725,000            8% due 12/15/2014                                          2,561,500
            2,960,000      Quantum Corp., 4.375% due 8/01/2010 (a)                          2,878,600
            3,775,000      Solar Capital Corp., 9.125% due 8/15/2013 (g)                    3,963,750


8       CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                 Face
               Amount      Corporate Bonds                                                    Value
=====================================================================================================
Information Technology (concluded)
                           Sungard Data Systems, Inc. (g):
          $ 2,525,000            8.525% due 8/15/2013 (c)                               $   2,613,375
            2,725,000            10.25% due 8/15/2015                                       2,847,625
            1,200,000      Telcordia Technologies Inc., 10%
                              due 3/15/2013 (g)                                             1,140,000
            1,850,000      UGS Corp., 10% due 6/01/2012                                     2,072,000
            5,325,000      Viasystems, Inc., 10.50% due 1/15/2011                           5,245,125
                                                                                        -------------
                                                                                           43,029,500
=====================================================================================================
Leisure--1.6%
                           Felcor Lodging LP:
            4,650,000            7.78% due 6/01/2011 (c)                                    4,847,625
            2,000,000            9% due 6/01/2011                                           2,205,000
            1,225,000      True Temper Sports, Inc., 8.375% due 9/15/2011                   1,188,250
                                                                                        -------------
                                                                                            8,240,875
=====================================================================================================
Manufacturing--6.6%
            3,325,000      CPI Holdco, Inc., 9.672% due 2/01/2015 (c)(g)                    3,297,210
            1,200,000      Case New Holland, Inc., 9.25% due 8/01/2011                      1,278,000
            2,000,000      Caue Finance Ltd., 8.875% due 8/01/2015 (g)                      2,080,000
            1,200,000      Columbus McKinnon Corp., 8.50% due 4/01/2008                     1,220,004
            5,750,000      EaglePicher Inc., 9.75% due 9/01/2013 (b)                        4,312,500
            4,625,000      Invensys Plc, 9.875% due 3/15/2011 (g)                           4,648,125
            4,000,000      JohnsonDiversey, Inc. Series B, 9.625%
                              due 5/15/2012                                                 4,090,000
            2,055,000      Medis Technologies Ltd., 6% due 7/15/2010 (a)(g)                 2,075,550
            1,525,000      Mueller Group, Inc.,10% due 5/01/2012                            1,633,656
            1,275,000      Rexnord Corp., 10.125% due 12/15/2012                            1,399,313
            1,800,000      Superior Essex Communications LLC, 9%
                              due 4/15/2012                                                 1,827,000
            5,750,000      Trimas Corp., 9.875% due 6/15/2012                               4,916,250
                                                                                        -------------
                                                                                           32,777,608
=====================================================================================================
Metal--Other--1.6%
              945,000      Asia Aluminum Holdings Ltd., 8% due 12/23/2011 (g)                 945,000
            2,400,000      Foundation PA Coal Co., 7.25% due 8/01/2014                      2,523,000
            1,000,000      Luscar Coal Ltd., 9.75% due 10/15/2011                           1,087,500
            3,250,000      Novelis, Inc., 7.25% due 2/15/2015 (g)                           3,258,125
                                                                                        -------------
                                                                                            7,813,625
=====================================================================================================
Packaging--4.5%
            3,200,000      AEP Industries, Inc., 7.875% due 3/15/2013 (g)                   3,262,989
                           Crown European Holdings SA:
            1,625,000            9.50% due 3/01/2011                                        1,791,562
              875,000            10.875% due 3/01/2013                                      1,032,500
            2,125,000      Graham Packing Co., Inc., 9.875%
                              due 10/15/2014                                                2,199,375
            4,600,000      Owens-Brockway, 8.875% due 2/15/2009                             4,864,500
                           Pliant Corp.:
            3,169,914            11.625% due 6/15/2009 (f)(g)                               3,385,292
            1,750,000            13% due 6/01/2010                                          1,260,000
            3,675,000      U.S. Can Corp., 12.375% due 10/01/2010                           3,629,063
            1,100,000      Wise Metals Group LLC, 10.25% due 5/15/2012                        904,750
                                                                                        -------------
                                                                                           22,330,031
=====================================================================================================
Paper--5.9%
            5,600,000      Abitibi-Consolidated, Inc., 6.91%
                              due 6/15/2011 (c)                                             5,600,000
            1,525,000      Boise Cascade LLC, 6.474% due 10/15/2012 (c)                     1,536,437
            5,150,000      Bowater, Inc., 6.41% due 3/15/2010 (c)                           5,201,500
            3,125,000      Domtar, Inc., 7.125% due 8/15/2015                               3,115,578
                           Graphic Packaging International Corp.:
            1,275,000            8.50% due 8/15/2011                                        1,332,375
            1,600,000            9.50% due 8/15/2013                                        1,640,000
            1,475,000      JSG Funding Plc, 9.625% due 10/01/2012                           1,508,188
                           NewPage Corp. (g):
            2,275,000            9.943% due 5/01/2012 (c)                                   2,263,625
            2,275,000            12% due 5/01/2013                                          2,161,250
            3,250,000      Norske Skog Canada Ltd. Series D, 8.625%
                              due 6/15/2011                                                 3,380,000
            1,659,000      Western Forest Products, Inc., 15%
                              due 7/28/2009 (f)(g)                                          1,618,453
                                                                                        -------------
                                                                                           29,357,406
=====================================================================================================
Retail--0.9%
            4,375,000      Jean Coutu Group, Inc., 8.50% due 8/01/2014                      4,484,375
=====================================================================================================
Service--6.9%
              500,000      Ahern Rentals, Inc., 9.25% due 8/15/2013 (g)                       511,250
            4,025,000      Allied Waste North America, Inc. Series B, 8.875%
                              due 4/01/2008                                                 4,246,375
            4,250,000      Corrections Corp. of America, 7.50%
                              due 5/01/2011                                                 4,393,437
              925,000      Knowledge Learning Corp., Inc., 7.75%
                              due 2/01/2015 (g)                                               908,812
            2,550,000      MSW Energy Holdings LLC, 8.50% due 9/01/2010                     2,741,250
            1,500,000      MSW Energy Holdings II LLC, 7.375%
                              due 9/01/2010                                                 1,560,000
            1,975,000      Mac-Gray Corp., 7.625% due 8/15/2015 (g)                         2,039,187
            1,825,000      Service Corp. International, 7% due 6/15/2017 (g)                1,847,813
            5,150,000      United Rentals North America, Inc., 7.75%
                              due 11/15/2013                                                5,034,125
            4,850,000      Waste Services, Inc., 9.50% due 4/15/2014 (g)                    4,825,750
                           Williams Scotsman, Inc.:
            5,775,000            9.875% due 6/01/2007                                       5,803,875
              625,000            10% due 8/15/2008                                            684,513
                                                                                        -------------
                                                                                           34,596,387
=====================================================================================================
Steel--1.1%
            3,050,000      Chaparral Steel Co., 10% due 7/15/2013 (g)                       3,202,500
            2,000,000      Ucar Finance, Inc., 10.25% due 2/15/2012                         2,140,000
                                                                                        -------------
                                                                                            5,342,500
=====================================================================================================
Telecommunications--5.2%
                           ADC Telecommunications, Inc. (a):
            3,900,000            1% due 6/15/2008                                           3,714,750
              900,000            3.996% due 6/15/2013 (c)                                     901,125
            1,477,000      Alaska Communications Systems Holdings, Inc.,
                              9.875% due 8/15/2011                                          1,617,315
            1,550,000      Cincinnati Bell, Inc., 8.375% due 1/15/2014                      1,565,500
            5,025,000      LCI International, Inc., 7.25% due 6/15/2007                     4,949,625
              650,000      Qwest Communications International, Inc.,
                              7.50% due 2/15/2014 (g)                                         624,000
                           Qwest Corp. (g):
            2,350,000            6.671% due 6/15/2013 (c)                                   2,461,625
              850,000            7.625% due 6/15/2015                                         871,250
            1,500,000      Terremark Worldwide, Inc., 9%
                              due 6/15/2009 (a)(g)                                          1,260,000
            1,400,000      Time Warner Telecom Holdings, Inc., 7.79%
                              due 2/15/2011 (c)                                             1,435,000
                           Time Warner Telecom, Inc.:
              425,000            9.75% due 7/15/2008                                          431,375
            6,150,000            10.125% due 2/01/2011                                      6,319,125
                                                                                        -------------
                                                                                           26,150,690
=====================================================================================================
Transportation--0.9%
            3,750,000      Teekay Shipping Corp., 8.875% due 7/15/2011                      4,289,063


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005                9

Schedule of Investments (continued)                            (in U.S. dollars)

                 Face
               Amount      Corporate Bonds                                                    Value
=====================================================================================================
Utility--11.1%
                           The AES Corp.:
          $ 7,199,000            9.375% due 9/15/2010                                   $   8,080,877
            2,475,000            8.75% due 5/15/2013 (g)                                    2,722,500
            3,025,000      Aquila, Inc., 7.625% due 11/15/2009                              3,138,438
            8,075,000      Calpine Canada Energy Finance Ulc, 8.50%
                              due 5/01/2008                                                 5,632,312
            1,550,000      Calpine Corp., 8.75% due 7/15/2007                               1,150,875
            5,060,000      Centerpoint Energy, Inc. Series B, 3.75%
                              due 5/15/2023 (a)                                             6,464,150
            3,166,000      ESI Tractebel Acquisition Corp. Series B, 7.99%
                              due 12/30/2011                                                3,343,400
            2,975,000      Edison Mission Energy, 9.875% due 4/15/2011                      3,514,219
                           Nevada Power Co.:
              910,000            9% due 8/15/2013                                           1,021,475
            3,120,000            Series E, 10.875% due 10/15/2009                           3,455,400
            3,950,000      Reliant Energy, Inc., 6.75% due 12/15/2014                       3,890,750
            2,600,000      Sierra Pacific Power Co. Series A, 8% due 6/01/2008              2,762,500
            1,875,000      Sierra Pacific Resources, 8.625% due 3/15/2014                   2,071,875
            1,550,000      Southern Natural Gas Co., 8.875% due 3/15/2010                   1,690,982
            3,300,000      Tenaska Alabama Partners LP, 7% due 6/30/2021 (g)                3,442,527
            3,200,000      Texas Genco LLC, 6.875% due 12/15/2014 (g)                       3,320,000
                                                                                        -------------
                                                                                           55,702,280
=====================================================================================================
Wireless Communications--5.2%
            1,350,000      American Tower Escrow Corp., 14.887%*
                              due 8/01/2008                                                 1,032,750
            3,100,000      Centennial Cellular Operating Co. LLC, 10.125%
                              due 6/15/2013                                                 3,456,500
            3,650,000      Digicel Ltd., 9.25% due 9/01/2012 (g)                            3,814,250
            1,500,000      Dobson Cellular Systems, 8.443% due 11/01/2011 (c)               1,560,000
              600,000      Dobson Communications Corporation, 8.875%
                              due 10/01/2013                                                  600,000
            2,750,000      IWO Holdings, Inc., 7.349% due 1/15/2012 (c)                     2,887,500
                           Rogers Wireless Communications, Inc.:
            1,300,000            6.535% due 12/15/2010 (c)                                  1,355,250
              250,000            8% due 12/15/2012                                            267,500
            5,325,000            6.375% due 3/01/2014                                       5,418,188
            1,025,000      Rural Cellular Corp., 7.91% due 3/15/2010 (c)                    1,060,875
            2,100,000      SBA Communications Corp., 8.50% due 12/01/2012                   2,291,625
            2,544,000      SBA Telecommunications, Inc., 7.416%*
                              due 12/15/2011                                                2,334,120
                                                                                        -------------
                                                                                           26,078,558
-----------------------------------------------------------------------------------------------------
                           Total Corporate Bonds
                           (Cost--$637,679,177)--129.5%                                   647,975,596
=====================================================================================================

                           Floating Rate Loan Interests (d)
=====================================================================================================
Cable--U.S.--1.6%
            7,950,000      Century Cable Holdings, LLC Discretionary Term
                              Loan, 8.50% due 12/31/2009                                    7,901,306
=====================================================================================================
Chemicals--0.9%
            4,650,000      Wellman, Inc. Second Lien Term Loan,
                              10.46% due 2/10/2010                                          4,719,750
=====================================================================================================
Manufacturing--0.3%
            1,496,193      EaglePicher Holdings, Inc. Tranche B Term Loan,
                              10% due 8/07/2009 (b)                                         1,486,842
-----------------------------------------------------------------------------------------------------
                           Total Floating Rate Loan Interests
                           (Cost--$13,534,332)--2.8%                                       14,107,898

               Shares
                 Held      Common Stocks                                                      Value
=====================================================================================================
Airlines--0.2%
              129,348      ABX Air, Inc. (i)                                            $   1,054,186
=====================================================================================================
Energy--Other--0.6%
              128,990      Trico Marine Services, Inc. (i)                                  2,929,363
=====================================================================================================
Paper--0.1%
              149,825      Western Forest Products, Inc. (i)                                  327,873
-----------------------------------------------------------------------------------------------------
                           Total Common Stocks (Cost--$4,255,194)--0.9%                     4,311,422
=====================================================================================================

                           Preferred Stocks
=====================================================================================================
Automotive--0.9%
              205,000      General Motors Corp. Series C, 6.25% (a)                         4,391,100
-----------------------------------------------------------------------------------------------------
                           Total Preferred Stocks (Cost--$5,124,065)--0.9%                  4,391,100
=====================================================================================================

                           Warrants (h)
=====================================================================================================
Health Care--0.0%
               52,465      HealthSouth Corp. (expires 1/16/2014)                              131,163
=====================================================================================================
Paper--0.0%
                1,100      MDP Acquisitions Plc (expires 10/01/2013)                            5,500
=====================================================================================================
Wireless Communications--0.1%
                1,350      American Tower Corp. (expires 8/01/2008)                           455,165
-----------------------------------------------------------------------------------------------------
                           Total Warrants (Cost--$87,831)--0.1%                               591,828
=====================================================================================================

           Beneficial
             Interest      Other Interests (e)
=====================================================================================================
Airlines--0.6%
          $ 6,615,420      US Airways Group, Inc. (Certificate of Beneficial
                              Interest)                                                     2,778,476
-----------------------------------------------------------------------------------------------------
                           Total Other Interests (Cost--$1,786,163)--0.6%                   2,778,476
=====================================================================================================

                           Short-Term Securities
=====================================================================================================
          $    42,360      Merrill Lynch Liquidity Series, LLC Cash Sweep
                              Series I (j)                                                     42,360
-----------------------------------------------------------------------------------------------------
                           Total Short-Term Securities (Cost--$42,360)--0.0%                   42,360
=====================================================================================================
Total Investments (Cost--$662,509,122**)--134.8%                                          674,198,680

Liabilities in Excess of Other Assets--(34.8%)                                           (173,895,680)
                                                                                        -------------
Net Assets--100.0%                                                                      $ 500,303,000
                                                                                        =============


10      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

Schedule of Investments (concluded)                            (in U.S. dollars)

* Represents a zero coupon bond or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

** The cost and unrealized appreciation (depreciation) of investments as of August 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................   $664,497,993
                                                                   ============
      Gross unrealized appreciation ............................   $ 28,083,197
      Gross unrealized depreciation ............................    (18,382,510)
                                                                   ------------
      Net unrealized appreciation ..............................   $  9,700,687
                                                                   ============

(a)   Convertible security.
(b) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(c)   Floating rate note.
(d) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically predetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, or (iii) the certificate of deposit rate.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.
(f) Represents a pay-in-kind security that may pay interest/dividends in additional face/shares.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i)   Non-income producing security.
(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------------------------
                                                                           Net          Interest
      Affiliate                                                          Activity        Income
      ------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I          $(6,035,883)      $10,924
      ------------------------------------------------------------------------------------------

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      Swaps outstanding as of August 31, 2005 were as follows:

      ------------------------------------------------------------------------------------------
                                                                       Notional      Unrealized
                                                                        Amount      Appreciation
      ------------------------------------------------------------------------------------------
      Sold credit default protection on
         General Motors Corp. and receive 4.40%
      Broker, Morgan Stanley Capital Services, Inc.
         Expires June 2007                                             $600,000       $ 9,790
      ------------------------------------------------------------------------------------------

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005               11

Statement of Assets, Liabilities and Capital

As of August 31, 2005
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$662,466,762) ...........................................                    $674,156,320
                       Investments in affiliated securities, at value (identified
                        cost--$42,360) ................................................                          42,360
                       Cash ...........................................................                         218,124
                       Unrealized appreciation on swaps ...............................                           9,790
                       Receivables:
                          Interest (including $1,279 from affiliates) .................    $ 12,401,664
                          Securities sold .............................................       4,323,608
                          Swaps .......................................................           5,353      16,730,625
                                                                                           ------------
                       Prepaid expenses and other assets ..............................                          69,252
                                                                                                           ------------
                       Total assets ...................................................                     691,226,471
                                                                                                           ------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Loans ..........................................................                     188,500,000
                       Payables:
                          Securities purchased ........................................       1,572,300
                          Investment adviser ..........................................         267,429
                          Dividends to shareholders ...................................         260,435
                          Interest on loans ...........................................         135,244
                          Other affiliates ............................................           6,636       2,242,044
                                                                                           ------------
                       Accrued expenses and other liabilities .........................                         181,427
                                                                                                           ------------
                       Total liabilities ..............................................                     190,923,471
                                                                                                           ------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net assets .....................................................                    $500,303,000
                                                                                                           ============
=======================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 200,000,000 shares authorized ....                    $  3,293,561
                       Paid-in capital in excess of par ...............................                     466,402,264
                       Undistributed investment income--net ...........................    $    727,458
                       Undistributed realized capital gains--net ......................      18,180,369
                       Unrealized appreciation--net ...................................      11,699,348
                                                                                           ------------
                       Total accumulated earnings--net ................................                      30,607,175
                                                                                                           ------------
                       Total capital--Equivalent to $15.19 per share based on
                        32,935,612 shares of capital stock outstanding (market
                        price--$15.04) ................................................                    $500,303,000
                                                                                                           ============

      See Notes to Financial Statements.


12      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

Statement of Operations

For the Year Ended August 31, 2005
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Interest (including $10,924 from affiliates) ...................                    $ 57,067,538
                       Dividends ......................................................                         342,125
                       Other ..........................................................                         950,273
                                                                                                           ------------
                       Total income ...................................................                      58,359,936
                                                                                                           ------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Loan interest expense ..........................................    $  5,234,949
                       Investment advisory fees .......................................       4,187,174
                       Borrowing costs ................................................         265,055
                       Accounting services ............................................         177,224
                       Professional fees ..............................................          96,627
                       Transfer agent fees ............................................          66,365
                       Printing and shareholder reports ...............................          48,206
                       Custodian fees .................................................          38,941
                       Pricing services ...............................................          26,688
                       Directors' fees and expenses ...................................          23,987
                       Listing fees ...................................................          23,276
                       Other ..........................................................          20,772
                                                                                           ------------
                       Total expenses .................................................                      10,209,264
                                                                                                           ------------
                       Investment income--net .........................................                      48,150,672
                                                                                                           ------------
=======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net ............................................      22,504,216
                          Futures contracts and swaps--net ............................         364,258      22,868,474
                                                                                           ------------
                       Change in unrealized appreciation on:
                          Investments--net ............................................     (16,312,205)
                          Swaps--net ..................................................        (234,732)    (16,546,937)
                                                                                           ----------------------------
                       Total realized and unrealized gain--net ........................                       6,321,537
                                                                                                           ------------
                       Net Increase in Net Assets Resulting from Operations ...........                    $ 54,472,209
                                                                                                           ============

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005               13

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                    August 31,
                                                                                           ----------------------------
Increase (Decrease) in Net Assets:                                                             2005            2004
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .........................................    $ 48,150,672    $ 54,550,531
                       Realized gain--net .............................................      22,868,474      39,155,829
                       Change in unrealized appreciation/depreciation--net ............     (16,546,937)      2,460,127
                                                                                           ----------------------------
                       Net increase in net assets resulting from operations ...........      54,472,209      96,166,487
                                                                                           ----------------------------
=======================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .........................................     (53,736,409)    (53,204,738)
                       Realized gain--net .............................................     (32,164,606)     (2,009,085)
                                                                                           ----------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders .................................     (85,901,015)    (55,213,823)
                                                                                           ----------------------------
=======================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Stock shareholders in
                        reinvestment of dividends and distributions ...................       3,234,101              --
                                                                                           ----------------------------
                       Net increase in net assets derived from capital stock
                        transactions ..................................................       3,234,101              --
                                                                                           ----------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ........................     (28,194,705)     40,952,664
                       Beginning of year ..............................................     528,497,705     487,545,041
                                                                                           ----------------------------
                       End of year* ...................................................    $500,303,000    $528,497,705
                                                                                           ============================
                          * Undistributed investment income--net ......................    $    727,458    $  5,803,764
                                                                                           ============================

      See Notes to Financial Statements.


14      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

Statement of Cash Flows

For the Year Ended August 31, 2005
========================================================================================================================
Cash Provided by Operating Activities
------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations ...........................    $  54,472,209
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Decrease in receivables .....................................................        2,127,448
                          Increase in prepaid expenses and other assets ...............................          (58,866)
                          Increase in accrued expenses and other liabilities ..........................          302,158
                          Realized and unrealized gain--net ...........................................       (6,321,537)
                          Realized gain on futures contracts and swaps--net ...........................          364,258
                          Amortization of discount ....................................................       (3,807,513)
                       Proceeds from sales and paydowns of long-term investments ......................      382,864,777
                       Proceeds on other investment related transactions ..............................          (41,987)
                       Purchases of long-term investments .............................................     (343,007,878)
                       Proceeds from sales and maturities of short-term investments--net ..............        6,035,883
                                                                                                           -------------
                       Net cash provided by operating activities ......................................       92,928,952
                                                                                                           -------------
========================================================================================================================
Cash Used for Financing Activities
------------------------------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings ..................................................      291,700,000
                       Cash payments on borrowings ....................................................     (302,900,000)
                       Dividends and distributions paid to shareholders ...............................      (82,755,511)
                                                                                                           -------------
                       Net cash used for financing activities .........................................      (93,955,511)
                                                                                                           -------------
========================================================================================================================
Cash
------------------------------------------------------------------------------------------------------------------------
                       Net decrease in cash ...........................................................       (1,026,559)
                       Cash at beginning of year ......................................................        1,244,683
                                                                                                           -------------
                       Cash at end of year ............................................................    $     218,124
                                                                                                           =============
========================================================================================================================
Cash Flow Information
------------------------------------------------------------------------------------------------------------------------
                       Cash paid for interest .........................................................    $   5,173,440
                                                                                                           =============
========================================================================================================================
Non-Cash Financing Activities
------------------------------------------------------------------------------------------------------------------------
                       Capital shares issued in reinvestment of dividends and distributions to
                        shareholders ..................................................................    $   3,234,101
                                                                                                           =============

      See Notes to Financial Statements


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005               15

Financial Highlights


                                                                                                                   For the Period
                                                                                       For the Year Ended           November 30,
                                                                                           August 31,                 2001+ to
The following per share data and ratios have been derived                   ---------------------------------------  August 31,
from information provided in the financial statements.                        2005            2004           2003       2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period .................    $  16.15        $  14.90       $  12.54      $  14.33
                                                                            -----------------------------------------------------
                     Investment income--net ............................        1.47***         1.67***        1.68          1.08
                     Realized and unrealized gain (loss)--net ..........         .19            1.27           2.37         (1.92)
                                                                            -----------------------------------------------------
                  Total from investment operations .....................        1.66            2.94           4.05          (.84)
                                                                            -----------------------------------------------------
                  Less dividends and distributions:
                     Investment income--net ............................       (1.64)          (1.63)         (1.69)         (.93)
                     Realized gain--net ................................        (.98)           (.06)            --            --
                                                                            -----------------------------------------------------
                  Total dividends and distributions ....................       (2.62)          (1.69)         (1.69)         (.93)
                                                                            -----------------------------------------------------
                  Offering costs resulting from the issuance of
                   Common Stock ........................................          --              --             --++        (.02)
                                                                            -----------------------------------------------------
                  Net asset value, end of period .......................    $  15.19        $  16.15       $  14.90      $  12.54
                                                                            =====================================================
                  Market price per share, end of period ................    $  15.04        $  15.44       $  14.47      $  12.50
                                                                            =====================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share ...................       11.03%          20.92%@@       34.62%        (6.31%)@
                                                                            =====================================================
                  Based on market price per share ......................       14.99%          19.04%         31.16%        (6.61%)@
                                                                            =====================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                  Expenses, net of waiver and excluding interest expense         .97%            .97%          1.05%          .63%*
                                                                            =====================================================
                  Expenses, net of waiver ..............................        1.99%           1.46%          1.52%          .89%*
                                                                            =====================================================
                  Expenses .............................................        1.99%           1.46%          1.52%         1.12%*
                                                                            =====================================================
                  Investment income--net ...............................        9.38%          10.52%         12.22%        10.31%*
                                                                            =====================================================
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
                  Amount of borrowings outstanding, end of period
                   (in thousands) ......................................    $188,500        $199,700       $170,700      $ 58,400
                                                                            =====================================================
                  Average amount of borrowings outstanding during the
                   period (in thousands) ...............................    $184,650        $180,502       $ 93,361      $ 30,993
                                                                            =====================================================
                  Average amount of borrowings outstanding per share
                   during the period*** ................................    $   5.62        $   5.51       $   4.25      $   1.71
                                                                            =====================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands) .............    $500,303        $528,498       $487,545      $232,421
                                                                            =====================================================
                  Portfolio turnover ...................................       47.85%          82.36%         83.95%        49.51%
                                                                            ======================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $.01 per share.
@     Aggregate total investment return.
@@ Fund Asset Management, L.P. (an affiliate), reimbursed the Fund for the difference in value of unregistered securities sold by the Fund and the same security of the issuer that had been registered for resale, which had no impact on total investment return.

      See Notes to Financial Statements.


16      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Corporate High Yield Fund V, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol HYV. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005               17

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the


18      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $509,431 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities, the reclassification of proceeds on sales of securities in default and accounting for swap agreements. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $21,375 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2005.

For the year ended August 31, 2005, the Fund reimbursed FAM $11,531 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2005 were $331,320,867 and $373,740,832, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended August 31, 2005 increased by 205,828 as a result of dividend reinvestment and during the year ended August 31, 2004 remained constant.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005               19

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citigroup North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $250,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 2.83% and the average borrowing was approximately $184,650,000 for the year ended August 31, 2005.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.120000 per share on September 30, 2005 to shareholders of record on September 14, 2005.

The tax character of distributions paid during the fiscal years ended August 31, 2005 and August 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                     8/31/2005       8/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ...............................   $59,751,914     $53,204,738
  Net long-term capital gains ...................    26,149,101       2,009,085
                                                    ---------------------------
Total taxable distributions .....................   $85,901,015     $55,213,823
                                                    ===========================

As of August 31, 2005, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net .............................    $ 5,971,974
Undistributed long-term capital gains--net .....................     14,981,611
                                                                    -----------
Total undistributed earnings--net ..............................     20,953,585
Capital loss carryforward ......................................             --
Unrealized gains--net ..........................................      9,653,590*
                                                                    -----------
Total accumulated earnings--net ................................    $30,607,175
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default and other book/tax temporary differences.


20      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Corporate High Yield Fund V, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund V, Inc. as of August 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate High Yield Fund V, Inc. as of August 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 21, 2005

Fund Certification (unaudited)

In May 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Corporate High Yield Fund V, Inc. during the months of September 2004 through November 2004:

--------------------------------------------------------------------------------
                                                         September -
                                                           October     November
                                                            2004         2004
--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ..............    3.57%        2.84%
Dividends Qualifying for the Dividends
  Received Deduction for Corporations ..................    3.57%        2.84%
--------------------------------------------------------------------------------

Additionally, the Fund distributed long-term capital gains of $.798939 per share to shareholders of record on December 30, 2004.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005               21

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe Trust Company N.A. ("EquiServe" or the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


22      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe Trust Company N.A. (c/o Computershare Investor Services), P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005               23

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   130 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         175 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since 1996   39 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 61                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992; Professor,  39 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from            59 Portfolios
            08543-9095                           1986 to 1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     2001 to  Member of the Committee of Investment of Employee     39 Funds        Kimco Realty
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        59 Portfolios   Corporation
            08543-9095                           Professionals ("CIEBA") since 1986; Member of
            Age: 70                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer
                                                 of International Business Machines Corporation
                                                 ("IBM") and Chief Investment Officer of IBM
                                                 Retirement Funds from 1986 to 1993; Member of
                                                 the Investment Advisory Committee of the State of
                                                 New York Common Retirement Fund since 1989;
                                                 Member of the Investment Advisory Committee of
                                                 the Howard Hughes Medical Institute from 1997
                                                 to 2000; Director, Duke University Management
                                                 Company from 1992 to 2004, Vice Chairman thereof
                                                 from 1998 to 2004, and Director Emeritus thereof
                                                 since 2004; Director, LaSalle Street Fund from 1995
                                                 to 2001; Director, Kimco Realty Corporation since
                                                 1997; Member of the Investment Advisory Committee
                                                 of the Virginia Retirement System since 1998,
                                                 Vice Chairman thereof from 2002 to 2005, and
                                                 Chairman thereof since 2005; Director, Montpelier
                                                 Foundation since 1998 and its Vice Chairman since
                                                 2000; Member of the Investment Committee of the
                                                 Woodberry Forest School since 2000; Member
                                                 of the Investment Committee of the National
                                                 Trust for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------


24      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  John M. Olin Professor of Humanities, New York        39 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997 and
            Age: 66                              Trustee thereof since 1980; Dean, Gallatin Division
                                                 of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 63                              the Board of  Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly and Ramo, Attorneys at
                                                 Law P.C. from 1977 to 1993; Director of ECMC
                                                 Group (service provider to students, schools and
                                                 lenders) since 2001; Director, United New Mexico
                                                 Bank (now Wells Fargo) from 1983 to 1988; Director,
                                                 First National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2001 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      59 Portfolios
Jr.         08543-9095                           Asset Management Inc. from 1992 to 1995; Chairman
            Age: 68                              of Salomon Brothers Equity Mutual Funds from 1992
                                                 to 1995; regular columnist with Forbes Magazine from
                                                 1992 to 2002; Director of Stock Research and U.S.
                                                 Equity Strategist at Salomon Brothers Inc. from 1975
                                                 to 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2001 to  Chairman of Fernwood Advisors, Inc. (investment       40 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   60 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 72                              R.P.P. Corporation (manufacturing company) since
                                                 1978; Director of International Mobile
                                                 Communications, Inc. (telecommunications) since
                                                 1998.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board and the Audit Committee.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005               25

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2003 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer             President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
                                                 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth   P.O. Box 9011  Vice         2001 to  Director (Global Fixed Income) of MLIM since 2001; Vice President of MLIM from 1994
M.          Princeton, NJ  President    present  to 2001.
Phillips    08543-9011
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe Trust Company N.A.
(c/o Computershare Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

NYSE Symbol

HYV


26      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2005               27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Corporate High Yield Fund V, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund V, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Corporate High Yield Fund V, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                   #COYV -- 8/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending August 31, 2005 - $37,000
                                  Fiscal Year Ending August 31, 2004 - $35,000

         (b) Audit-Related Fees - Fiscal Year Ending August 31, 2005 - $0
                                  Fiscal Year Ending August 31, 2004 - $7,500

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending August 31, 2005 - $7,900
                                  Fiscal Year Ending August 31, 2004 - $5,200

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending August 31, 2005 - $0
                                  Fiscal Year Ending August 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending August 31, 2005 - $7,377,027
             Fiscal Year Ending August 31, 2004 - $14,913,836

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Kenneth A. Froot (as of June 1, 2005)
         Joe Grills
         Herbert I. London
         Andre F. Perold (resigned as of October 1, 2004)
         Roberta Cooper Ramo
         Robert S. Salomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate High Yield Fund V, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Corporate High Yield Fund V, Inc.

Date: October 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Corporate High Yield Fund V, Inc.

Date: October 19, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Corporate High Yield Fund V, Inc.

Date: October 19, 2005